2023 Citi Global Property CEO Conference March 5 - 8, 2023 www.maac.com Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements: inability to generate sufficient cash flows due to unfavorable economic and market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of new acquisitions to achieve anticipated results or be efficiently integrated; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverage; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on financing; the effect of any rating agency actions on the cost and availability of new debt financing; significant change in the mortgage financing market that would cause single-family housing, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no duty to update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com. COVER PHOTO: New Development | MAA Midtown Phoenix | Phoenix, AZ

Consistently Strong Performance for Shareholders Steady Annual Core FFO per Share Growth Consistent and compounding Core FFO and dividend growth through market cycles; high quality earnings stream Strong dividend track record; steady growth and well-covered Top tier shareholder returns within the multifamily sector Annual Compounded Total Shareholder Return At February 28, 2023 1 YR 3 YR 5 YR 10 YR 15 YR 20 YR MAA -19.4% 10.5% 16.9% 12.6% 12.7% 15.1% PEER AVG* --24.5% -0.1% 6.8% 7.9% 9.0% 11.1% SOURCE: S&P Global *MAA excluded from average. Peers: AVB, CPT, EQR, ESS, and UDR included in average. Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability 1 2023 Forecasted Core FFO per Share of $9.08 represents the midpoint of our guidance range of $8.88 to $9.28. 1

Differentiated Portfolio Strategy Unique Sunbelt focus…captures benefits of high growth and demand Diversification within Sunbelt…mitigates periodic supply-side pressures… drives superior full cycle performance Diversified renter price point… appeals to largest segment of the rental market… creates stability Outlook & Update Portfolio strategy and market dynamics…support above-sector-average rent growth prospects New development, redevelopment and tech initiatives…expected to drive meaningful future value creation External Growth Opportunities 29 years successful Sunbelt transactions + strong balance sheet…drive robust deal flow In-house new development operation + JV “pre-purchase” development program…expands growth platform Robust Redevelopment Program Proven unit interior redevelopment program...enhances long-term earnings potential Property repositioning program...expected to drive additional property-level rent growth Technology Initiatives & Innovation Smart home installations…expected to continue to enhance revenue in 2023 Tech advances in website lead generation & virtual leasing…expands prospect management effectiveness Balance Sheet Strength Strong, investment-grade balance sheet… positions us well to pursue new growth opportunities Recent ratings upgrades reflect continued strength Sustainability Increasing focus on property efficiency measures…align with climate objectives Long-established focus on driving energy/natural resources efficiency, strong governance and value in people Creating Value through the Full Market Cycle Repositioned | MAA McKinney | Dallas, TX

29 S&P 500 $23B 102K ~2,400 20 YR YEARS PUBLIC MEMBER COMPANY TOTAL MARKET CAP APARTMENT UNITS ASSOCIATES AVG EXEC TENURE ~$1B 14K A3/A- 3.71x 12.6% 116 ’23F TOTAL DEVELOPMENT, LU PIPELINE UNIT OPPORTUNITY REDEVELOPMENT PROGRAM MOODY’S CREDIT RATING UPGRADE ON 2/23/2023 NET DEBT TO ADJ EBITDAre 10-YEAR ANNUAL COMPOUNDED TSR AT 2/28/2023 CONSECUTIVE QUARTERLY CASH DIVIDENDS FM IPO AT A GLANCE1 About MAA | 29 Years of Sunbelt Strategy & Expertise Repositioned | MAA Gateway | Charlotte, NC 1 As of 12/31/2022 unless otherwise noted

TOP 10 MARKETS | % 4Q22 Same Store NOI TOP 10 MARKETS 1 Atlanta, GA 12.8% 6 Austin, TX 6.0% 2 Dallas, TX 8.9% 7 Raleigh/Durham, NC 5.5% 3 Tampa, FL 7.0% 8 Nashville, TN 4.8% 4 Orlando, FL 6.5% 9 Charleston, SC 3.8% 5 Charlotte, NC 6.4% 10 Houston, TX 3.6% Unique Diversification and Balance across the Sunbelt Region 1 Based on gross asset value at 12/31/22 for total multifamily portfolio 2 Source: Yardi Matrix Asset Class Rating; we believe asset class rating in each market is a proxy for price point diversification targeting Renters by Choice (A+, A), Lifestyle Renters (A-, B+) and Working Professionals (B, B-) 3 Garden = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories Diversified within SUBMARKETS1 Diversified in ASSET CLASS1,2 Diversified in ASSET TYPES1,3 281 SAME STORE COMMUNITIES 96,313 SAME STORE UNITS Multifamily Market Multifamily Market and Regional Office Multifamily Market and Corporate Headquarters Multifamily Development Underway

A Proven Portfolio Strategy for Long-Term Growth and Stability Our diverse portfolio of high-quality Sunbelt properties appeals to the largest segment of the rental market Our portfolio strategy drives robust long-term growth and greater stability through the full market cycle + Repositioned | MAA Worthington | Dallas, TX

Strong Demand Prospects for MAA Markets Total Move-ins from Non-MAA States Trailing 12 Months at 12/31/22 CA | NY | IL | NJ | MA | WA 50% Of Move-ins from Non-MAA States Came from Peer Coastal/Gateway States MAA Markets continued to see strong in-migration in 2022 while out-migration has remained around 5%. In-Migration Trailing 12 Months at 12/31/22 From Coastal/Gateway State to Top MAA Markets (defined as >3% Q4 2022 SS NOI) Trend lines reflect top three MAA markets capturing migration from each of the following states: CA, NY, IL, NJ, MA and WA. MAA Market >20% Phoenix >17% Nashville | Tampa | Charleston Source: Moody’s Economy.com, Company 2023 Forecasted Demand Drivers Demand fundamentals expected to remain strong in 2023 for MAA Markets relative to Non-MAA Markets.

Affluent Resident Profile + Diversified Employment + Affordable Rents = Solid Rent Growth Opportunity PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS QTD AT 12/31/22 Healthcare Technology Finance/ Banking/ Insurance Education Retail Professional Services Restaurants/ Food Service Government Manufacturing Self Employed Total Portfolio 14% 9% 8% 6% 5% 5% 5% 5% 4% 3% SAME STORE RESIDENT PROFILE IN TOP MARKETS QTD AT 12/31/22 AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $94,551 22.3% 32 82% Dallas, TX $91,826 20.7% 32 83% Tampa, FL $93,743 24.6% 37 78% Charlotte, NC $80,315 22.4% 33 83% Orlando, FL $94,933 23.6% 38 67% TOURISM Austin, TX $81,724 21.7% 34 80% Raleigh/Durham, NC $75,795 21.7% 32 83% Houston, TX $72,919 21.3% 34 85% OIL & GAS Nashville, TN $77,245 25.1% 34 81% Charleston, SC $82,066 23.8% 33 84% Same Store $86,295 22.5% 34 80%

Strong Performance Today, While Strengthening for Tomorrow MAA continues to deliver on its mission to drive long-term outperformance through all phases of the economic cycle with less volatility Our outperformance compared to Multifamily Peers2 during the latest down cycle and recovery period positions us well for continued positive results in 2023 despite expected economic headwinds. We are in a strong position to take advantage of opportunities that will continue to enhance shareholder value Favorable market dynamics in our Sunbelt footprint, a robust development pipeline, opportunities in our redevelopment and repositioning programs and our progress on technology initiatives combine to provide growing value for our stakeholders. SOURCE: Company Filings 1 As reported full year Core Funds from Operations per Share year over year growth 2 Multifamily Peers include: AVB, CPT, EQR, ESS and UDR Core FFO per Share Growth Year Over Year1 2 720bps 1,050bps 320bps 190bps PROVEN OUTPERFORMANCE Significant Spread During Periods of Great Volatility and Distress New Development | MAA Midtown Phoenix | Phoenix, AZ

2023 Same Store Pricing Trends Lease Over Lease Average Pricing Growth same store Jan 2023 Feb 2023 FEB YTD 2023 EFFECTIVE LEASES NEW LEASE -0.3% -0.2% BLENDED 4.1% RENEWAL 8.7% 8.8% Occupancy SAME STORE FEB YTD 2023 AVG DAILY PHYSICAL OCCUPANCY 95.5% + Record pricing growth achieved in 2022 benefits 2023 effective rent growth + Normal seasonal leasing patterns expected in 2023 + Occupancy projected to remain steady New Development | MAA Robinson | Orlando, FL

Property Revenue Growth [5.25% … 6.25% … 7.25%] Effective Rent Growth1 Earn-in of ~5.5% from 2022 with ~3% blended rent growth in 2023 (half impacting rent growth this year) [6.0% … 7.0% … 8.0%] Average Physical Occupancy Steady occupancy expected for full year [95.6% … 95.8% … 96.0%] Full Year 2023 Same Store Outlook REVENUE Property Expense Growth [5.15% … 6.15% … 7.15%] Real Estate Tax Growth [5.5% … 6.25% … 7.0%] PROPERTY REVENUE GROWTH EFFECTIVE RENT GROWTH AVERAGE PHYSICAL OCCUPANCY PROPERTY EXPENSE GROWTH EXPENSE GUIDANCE REAL ESTATE TAX GROWTH Property NOI Growth [5.3% ... 6.3% … 7.3%] PROPERTY NOI GROWTH NOI Record 2022 Performance Creates Additional Lift to a More Normalized Leasing Environment in 2023 2023 FULL YEAR GUIDANCE MIDPOINT 1 Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as reflected in the prior slide, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to the accompanying Appendix at the end of this presentation for a full definition of Average Effective Rent per Unit.

2023 Core FFO and Investment Outlook Full Year 20232 [$8.88 … $9.08 … $9.28] Q1 20233 [$2.14 … $2.22 … $2.30] Total Overhead Corporate Property Management + G&A [$126.5M … $128.5M … $130.5M] EXPECTED CORE FFO/SHARE1 Midpoint represents approximately 6.8% increase over 2022 CAPITAL SPEND INITIATIVES4 Kitchen & Bath Redevelopment 6K to 7K units in 2023 [$45M … $50M … $55M] Repositioning Program 5 new properties underway for 2023; continuation of projects started in 2022 [$16M … $18M … $20M] Smart Home Investment Final wave of 23K to 24K units to be installed in 2023 [$42M … $46M … $50M] MULTIFAMILY TRANSACTIONS4/FINANCING Acquisitions [$350M … $400M… $450M] Dispositions [$250M … $300M … $350M] Development Funding Wholly-owned and pre-purchase JV deals [$250M … $300M … $350M] Debt Issuance No new debt issuance expected in 2023 GUIDANCE 1 In this context, per Share means per diluted common share and unit. 2 Net income per diluted common share is expected to be in the range of $5.97 to $6.37 per diluted common share ($6.17 at the midpoint) for the full year 2023. 3 MAA does not forecast quarterly Net income per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year). 4 Expectations for the full year 2023 2023 FULL YEAR GUIDANCE 2023 FULL YEAR GUIDANCE 2023 FULL YEAR GUIDANCE MIDPOINT MIDPOINT MIDPOINT

Development Program Supports Continued Value Creation PHOENIX, AZ Novel Val Vista ATLANTA, GA Novel West Midtown SALT LAKE CITY, UT Novel Daybreak DENVER, CO MAA Milepost 35 I RALEIGH, NC MAA Nixie Combination of In-House and Joint Venture* “Pre-Purchased” Development Expands Revenue Growth Potential TAMPA, FL MAA Breakwater JOINT VENTURE JOINT VENTURE JOINT VENTURE *MAA acquires full ownership of its joint venture development projects following the stabilized lease-up of the community (see definition of Lease-up Communities in this presentation’s accompanying Appendix)

Development Pipeline and Lease-ups Poised To Deliver Value 5.6% EXPECTED AVERAGE STABILIZED NOI YIELD $40M - $41M EXPECTED TOTAL STABILIZED INCREMENTAL NOI ACTIVE DEVELOPMENTS AT 12/31/22 PROPERTY MSA TOTAL UNITS EXP TOTAL COST (IN MILLIONS) EXPECTED INITIAL OCCUPANCY EXPECTED STABILIZATION1 Novel West Midtown2 Atlanta, GA 340 $ 89.5 1Q 2023 3Q 2024 Novel Val Vista2 Phoenix, AZ 317 77.2 3Q 2023 1Q 2025 Novel Daybreak2 Salt Lake City, UT 400 94.0 1Q 2023 4Q 2024 MAA Milepost 35 Denver, CO 352 125.0 4Q 2023 3Q 2025 MAA Nixie Raleigh, NC 406 145.5 4Q 2024 3Q 2026 MAA Breakwater Tampa, FL 495 197.5 1Q 2025 4Q 2026 TOTAL ACTIVE DEVELOPMENTS 2,310 $ 728.7 5.9% EXPECTED AVERAGE STABILIZED NOI YIELD [FOR DEVELOPMENT] $3M - $4M EXPECTED TOTAL STABILIZED INCREMENTAL NOI [FOR DEVELOPMENT] ACTIVE LEASE-UPS AT 12/31/22 PROPERTY MSA TOTAL UNITS TOTAL COST TO DATE (IN MILLIONS) PHYSICAL OCCUPANCY EXPECTED STABILIZATION1 MAA LoSo (Acquisition) Charlotte, NC 344 $ 139.2 84.3% 2Q 2023 MAA Windmill Hill (Development) Austin, TX 350 58.9 65.1% 4Q 2023 TOTAL ACTIVE LEASE-UPS 694 $ 198.1 74.6% + Established history and success of disciplined capital deployment will govern growth through new development + Design and investment managed from an owner/operator perspective; long-term margins optimized Source: Company 4Q 2022 Earnings Release Supplemental 1 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 2 MAA owns 80% of the joint venture that owns this property with right to purchase the remainder after stabilization 3 Value creation calculated using adjusted proforma stabilized NOI for current development projects and lease-up communities at a 4.5% cap rate, less expected investment basis Expected Value Creation3 of over $139 Million from Total Active Developments and Lease-up Communities

2023 Development Expectations msa Units Est Start STATUS Denver, CO 259 2H 2023 Owned Orlando, FL 300 2H 2023 Owned Charlotte, NC 305 2H 2023 Owned Atlanta, GA 250 2H 2023 Controlled Denver, CO 181 2024 Owned Raleigh, NC 191 2024 Controlled Denver, CO 648 2024/2026 Owned Denver, CO 513 2024/2027 Owned Atlanta, GA 294 2025 Owned Orlando, FL 390 2026 Owned TOTAL 3,331 Future Development Pipeline Expansion 2023 Development Pipeline Expected to Approach APPROXIMATELY $1 BILLION Beyond 2023 Additional Opportunities In ATLANTA DENVER | ORLANDO RALEIGH ~$21M EXPECTED TOTAL STABILIZED INCREMENTAL NOI ~$61M EXPECTED TOTAL VALUE CREATION1 2023 DEVELOPMENT STARTS New Development | Novel Val Vista | Phoenix, AZ 1 Value creation calculated using proforma adjusted stabilized NOI for 2023 development projects at a 4.5% cap rate, less expected investment basis

Unit Interior Upgrades Continues to Drive Higher Value Property Redevelopment Program Opportunity Approximately 13K units identified for redevelopment across Same Store portfolio with potential to create additional rent growth value SCOPE Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements Standard program includes kitchen and bath upgrades Stainless ENERGY STAR rated appliances Countertop replacement Updated cabinetry Water efficient plumbing fixtures Energy efficient light fixtures Flooring ~17K unit upgrades over last 3 years 2020 2021 2022 2023F Production 4,211 6,360 6,574 6,000–7,000 Average Per Unit Cost $6,201 $5,893 $6,109 $6,500-$7,500 Average Rent Increase 9.5% 12.2% 10.0% 9.0%-11.0% PROGRAM RESULTS Kitchen Update MAA Gateway, Charlotte, NC Before After Redevelopment Program provides opportunity to further green our portfolio.

Future Redevelopment Opportunity Potential for Continued Value Creation Remains MAA REDEVELOPMENT PIPELINE Currently Identified Redevelopment Opportunity Future Value Opportunity Revenue At 5.3% Cap Rate1 Net Value Creation $17.9M $337.7M $256.4M Legacy MAA Legacy CLP Legacy PPS Total MAA Units 4,544 4,199 4,031 12,773 Capital $25.0M $23.1M $33.2M $81.3M Incremental Revenue $5.5M $5.1M $7.3M $17.9M Top 10 2023 Markets For Redevelopment Tampa, FL Atlanta, GA Orlando, FL Dallas, TX Jacksonville, FL Charlotte, NC Washington, DC Phoenix, AZ Raleigh, NC Memphis, TN 13K units of opportunity 1 Based on 5.3% Nominal Cap Rate, Green Street Advisors at 3/1/2023 <300 Redeveloped Units >300 Redeveloped Units

Repositioning Select Properties to Drive Additional Value MAA Harbour Island | Tampa, FL Updated and Expanded Fitness Centers Co-working Areas to Support Remote Work Desirable Amenities MAA Gardens |Atlanta, GA MAA Gateway (Pet Spa) | Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington | Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Total 2022 investment was $19.3M; expected 2023 investment of $18M Seven completed and fully repriced projects started in 2020 and 2021 averaged approximately 18% cash on cash return and $115/unit rent increase (above market increase) Eight projects started in 2022 have been completed and are currently in the repricing phase 5 New Projects underway Before After

Technology Advances Enhance Operations and Add Value Mobile control of locks, lights and thermostat as well as leak detection provides additional resident value Additional synergy opportunities in repairs and maintenance, capex, and vacant and house electric charges Continued upgrades and expansion will enhance quality of self touring experience 71K total units installed through Q4 2022 since project start Approximately $25/unit additional monthly rent revenue1 Approximately 140 bps total margin expansion expected mid-2024 with 2023 program completion Smart Home Technology Roll-out Continues Additional Programs Underway and In Process New 24/7 Central Call Center Platform Enhanced Online Recruiting Tools Utility Monitoring Enhancements SightPlan – Mobile Inspections for Service Technicians Enhanced Company Website and Data Analysis Virtual Leasing: Artificial Intelligence, Chat, and Prospect Engagement Tools New Prospect-centric CRM Platform with Enhanced ILS Syndication and More Seamless Online Leasing Connectivity Automated Call Quality Scoring Platform Automated Maintenance Work Order System Enhanced AI and Chatbot Options (in process) Mobile Self Service/Self Touring Application (in pilot) 23K-24K expected installs in 2023 Mobile App Lighting Control Smart Lock Leak Sensors Smart Thermostat Voice Control Technology Advances Enhance Operations and Add Value 1 Projected increase upon lease renewal, unit turnover or opt-in Expect to capture meaningful on-site staffing efficiencies and margin expansion over the next 2 – 3 years through tech initiatives supporting “podding” and “centralization” of proximate communities

MAA’s Technology Enhancements Expand, Upgrade Leasing Toolbox Objective to create a multi-functional and fully integrated self-service/self-touring leasing platform that results in a seamless, easy to use process for the entire resident journey from initial prospect engagement to ultimate move out. Technology rollout staggered with careful piloting of complementary platforms Expected margin expansion through personnel, systems and marketing expense savings MAA continues to adopt, develop and deploy innovative solutions to enhance our leasing efficiency and effectiveness as well as our online presence Adapting our approach as prospects’ needs change, multiple tour options available including contactless visits Prominent Call to Action buttons to increase and accelerate conversions Personalization strategy focuses on increasing and accelerating online conversions using targeted content as well as making desired content easier to find Online Reputation Management increases digital curb appeal through online reviews Google Analytics provides concrete data for strategic implementations on the website Virtual Leasing Platform Creates Competitive Advantage Community features, floor plans, points of interest and more tailored to each prospect Online conversion tool guides prospects throughout their rental journey with an interactive and personalized experience

Strong, Investment-Grade Balance Sheet Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 12/31/22, plus total debt outstanding at 12/31/22, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $18.63B Common Equity $4.46B Total Debt + Preferred Debt + Preferred/Total capitalization: 19.3% credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services2 A-2 A- STABLE Moody’s Investors Service3 P-2 A3 STABLE Fitch Ratings2 F1 A- STABLE 1 Credit rating upgrade by Moody’s on 2/23/2023 2 Corporate credit rating assigned to MAA and MAALP 3 Corporate credit rating assigned to MAALP, the operating partnership of MAA Well laddered debt with manageable maturities in 2023 and 2024 Nearly full capacity available on $1.25B credit facility & $625M on commercial paper program; supports increasing development pipeline and acquisition opportunities 99.5% fixed debt to protect against rising interest rates Upgrade by Moody’s1 to A3, Stable One of Eight Public REITs to be A- Rated or Above AT 12/31/2022

Balance Sheet Strength Positions Us Well for Future Growth Opportunities % MATURING 8.4% 9.0% 9.1% 6.7% 13.5% 9.0% 12.7% 6.7% 10.1% 0% 14.8% Credit metrics At 12/31/22 MAA SECTOR AVG2,3 Total debt / adjusted total assets1 28.4% 30.7% Total secured debt / adjusted total assets1 2.3% 4.8% Unencumbered NOI / total NOI 95.2% 91.2% Net Debt / Adjusted EBITDAre4 3.71x 4.84x Consolidated income available for debt service to total annual debt service charge1 7.2x 6.1x Weighted average maturity of debt (in years) 7.9 7.4 Core FFO Payout Ratio5 61.7% 62.0% Debt maturity profile ($ in millions) AT 12/31/22 1 MAA calculations as specifically defined in Mid-America Apartments, L.P.’s debt agreements 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 4Q 2022 company filings. 4 Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended December 31, 2022. A reconciliation of the following items and an expanded discussion of their respective components can be found in the accompanying Appendix: (i) EBITDA, EBITDAre and Adjusted EBITDAre to Net income; and (ii) Net Debt to Unsecured notes payable and Secured notes payable. 5 Core FFO Payout Ratio is defined here as most recently declared dividend annualized divided by the midpoint of company guidance for full year 2023 Core FFO/Share per 4Q 2022 company filings. Weighted Average Interest Rate 3.4% 1 1 Debt excluding unsecured revolving credit facility and unsecured commercial paper program 99.5% Total Debt is Fixed Rate

A Brighter View for Today and Tomorrow: Our Sustainability Commitment 2022 GRESB Public Disclosure Score A 75 100 29 30 46 70 2022 GRESB SCORE THREE GREEN STARS MANAGEMENT SCORE PERFORMANCE SCORE ENERGY USE INTENSITY 15% GREEN HOUSE GAS INTENSITY 15% WATER USE INTENSITY 10% 2018 – 2028 REDUCTION GOALS SETTING MEASURABLE TARGETS IMPROVING DISCLOSURES 2022 ACCOMPLISHMENTS Hired dedicated Director of Corporate Sustainability expanding ESG focus Amended Audit Committee Charter to include Board oversight of our ESG efforts Obtained third party utility data assurance Increased whole building energy data coverage 2023 GOALS Complete up to 70 LED lighting retrofits in interior and exterior common areas Obtain additional green building certification for new developments Increase ENERGY STAR benchmarking and certifications Explore, with intent to commit, net-zero carbon emissions framework As part of our ongoing mission to provide exceptional service and superior value to our stakeholders, we are committed to the responsible stewardship of our resources and the enhancement of programs that support our environmental, social and governance practices. ISS QUALITY SCORE ENVIRONMENTAL 5 SOCIAL 5 GOVERNANCE 1 SCALE RANGE 1: LOW RISK 10: HIGH RISK Improved rating in 2022 Corporate Responsibility Report Includes GRI | SASB | TCFD Disclosures 2021 GRESB RESULTS: SCORE: 74/100; MANAGEMENT: 30/30: PERFORMANCE: 44/70 REDUCTION GOALS ACHIEVED

SUPPORTING ASSOCIATE WELL-BEING A Brighter View for Today and Tomorrow: Our Sustainability Commitment Responsive service program and routine surveys Online resident portal for ease of transactions, service request submission and communication Property amenities to promote healthy lifestyles Ongoing resident engagement and events CARING FOR OUR BROADER COMMUNITY 53 homes in 12 states Over 3,400 families helped Over 285,000 nights of rest provided Approximately $852K in funding raised in 2022 Open Arms, now in its 29th year, continues its mission to provide fully-furnished apartment homes in MAA’s existing communities to individuals and families who must travel for critical medical treatment. FOCUSING ON DIVERSITY AND INCLUSION Inclusive Diversity Council Unconscious Bias Training for All Associates Required Annual Training on Harassment and Discrimination for All Associates Enhanced Recruiting Processes Culture Committee Executive and Board Oversight Signatory of CEO Action for Diversity & Inclusion™ Support for Employee Resource Groups in 2023 HEALTH & WELLNESS Comprehensive Medical, Dental and Vision Insurance; Flexible Spending Accounts; Employee Assistance Program; Care.com FINANCIAL WELL-BEING Competitive Pay; Associate Minimum Pay, $15/hour; Incentive Bonuses; 401(k) Savings Plan with Company Match; Rent Discount CAREER DEVELOPMENT Ongoing Education and Training Opportunities; Tuition & Certification Reimbursement; Career Mentor Program; Leadership Development BELONGING Strong Company Culture; Robust Communication & Recognition Programs; Inclusive Diversity Council; Associate Surveys; Disaster Relief Program ELEVATING THE RESIDENT EXPERIENCE

Appendix At December 31, 2022 Reconciliation of Non-GAAP Financial Measures Definitions of Non-GAAP Financial Measures and Other Key Terms

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF FFO, CORE FFO, CORE AFFO AND FAD TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Included in Other non-operating expense (income) in the Consolidated Statements of Operations. For the three and twelve months ended December 31, 2022, loss (gain) on investments are presented net of tax benefit of $1.3 million and $9.5 million, respectively. For the three and twelve months ended December 31, 2021, loss (gain) on investments are presented net of tax expense of $7.1 million and $10.8 million, respectively. For the three and twelve months ended December 31, 2022, MAA incurred $5.8 million in casualty losses related to winter storm Elliot (primarily building repairs, landscaping and asset write-offs). During the year ended December 31, 2021, MAA incurred $26.0 million in casualty losses related to winter storm Uri. The majority of the storm costs are expected to be or have been reimbursed through insurance coverage. An insurance recovery was recognized in Other non-operating expense (income) in the amount of the recognized losses that MAA expects to recover. Additional costs related to the storms that are not expected to be recovered through insurance coverage, along with other unrelated casualty losses and recoveries, including the receipt of insurance proceeds that exceeded its recorded casualty losses from winter storm Uri, are reflected in Casualty related (recoveries) charges, net. For the three and twelve months ended December 31, 2022, MAA recognized a gain of $1.4 million and $29.0 million, respectively, from the receipt of insurance proceeds that exceeded its casualty losses related to winter storm Uri. These adjustments are primarily included in Other non-operating expense (income). Included in Interest expense in the Consolidated Statements of Operations. For the three and twelve months ended December 31, 2022, $1.1 million and $3.1 million, respectively, of corporate related capital expenditures are excluded from other capital expenditures. For the three and twelve months ended December 31, 2021, $12.7 million and $44.5 million, respectively, of reconstruction-related capital expenditures relating to winter storm Uri and corporate related capital expenditures are excluded from other capital expenditures. The capital expenditures relating to winter storm Uri have been reimbursed through insurance coverage. Amounts in thousands, except per share and unit data   Three months ended December 31,     Year ended December 31,     2022     2021     2022     2021 Net income available for MAA common shareholders   $ 192,699     $ 184,719     $ 633,748     $ 530,103 Depreciation and amortization of real estate assets     136,469       133,634       535,835       526,220 Gain on sale of depreciable real estate assets     (82,799)     (85,913)     (214,762)     (220,428 Depreciation and amortization of real estate assets of real estate joint venture     155       153       621       616 Net income attributable to noncontrolling interests     5,315       5,275       17,340       16,911 FFO attributable to the Company     251,839       237,868       972,782       853,422 Loss on embedded derivative in preferred shares (1)     10,743       16,052       21,107       4,560 Gain on sale of non-depreciable real estate assets     —       (609)     (809)     (811 Loss (gain) on investments, net of tax (1)(2)     4,786       (26,644)     35,822       (40,875 Casualty related (recoveries) charges, net (3)     (759)     (480)     (29,930)     1,524 Loss on debt extinguishment (1)     —       —       47       13,391 Legal costs and settlements, net (1)     8,000       (1,451)     8,535       (2,167 COVID-19 related costs (1)     73       390       575       1,301 Mark-to-market debt adjustment (4)     (13)     36       77       270 Core FFO     274,669       225,162       1,008,206       830,615 Recurring capital expenditures     (13,825)     (19,297)     (98,168)     (81,106 Core AFFO     260,844       205,865       910,038       749,509 Redevelopment capital expenditures     (23,755)     (15,835)     (101,035)     (85,467 Revenue enhancing capital expenditures     (26,472)     (13,645)     (65,572)     (43,133 Commercial capital expenditures     (1,938)     (1,539)     (4,692)     (3,842 Other capital expenditures (5)     (9,822)     (8,086)     (23,595)     (21,561 FAD   $ 198,857     $ 166,760     $ 715,144     $ 595,506                         Dividends and distributions paid   $ 148,306     $ 121,505     $ 554,532     $ 485,898                         Weighted average common shares - diluted     115,649       115,616       115,583       115,039 FFO weighted average common shares and units - diluted     118,646       118,637       118,618       118,519                         Earnings per common share - diluted:                       Net income available for common shareholders   $ 1.67     $ 1.60     $ 5.48     $ 4.61                         FFO per Share - diluted   $ 2.12     $ 2.01     $ 8.20     $ 7.20 Core FFO per Share - diluted   $ 2.32     $ 1.90     $ 8.50     $ 7.01 Core AFFO per Share - diluted   $ 2.20     $ 1.74     $ 7.67     $ 6.32

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET OPERATING INCOME TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Dollars in thousands   Three Months Ended     Year Ended       December 31, 2022     September 30, 2022     December 31, 2021     December 31, 2022     December 31, 2021   Net Operating Income                               Same Store NOI   $ 332,199     $ 315,616     $ 284,425     $ 1,242,695     $ 1,061,572   Non-Same Store and Other NOI     14,592       13,744       12,052       53,477       45,345   Total NOI     346,791       329,360       296,477       1,296,172       1,106,917   Depreciation and amortization     (138,237)     (136,879)     (135,495)     (542,998)     (533,433) Property management expenses     (17,034)     (16,262)     (15,210)     (65,463)     (55,732) General and administrative expenses     (14,742)     (12,188)     (14,121)     (58,833)     (52,884) Interest expense     (38,084)     (38,637)     (39,108)     (154,747)     (156,881) Gain (loss) on sale of depreciable real estate assets     82,799       (1)     85,913       214,762       220,428   Gain on sale of non-depreciable real estate assets     —       431       609       809       811   Other non-operating (expense) income     (23,465)     (1,718)     19,345       (42,713)     33,902   Income tax benefit (expense)     458       1,256       (7,790)     6,208       (13,637) Income from real estate joint venture     450       341       296       1,579       1,211   Net income attributable to noncontrolling interests     (5,315)     (3,392)     (5,275)     (17,340)     (16,911) Dividends to MAA Series I preferred shareholders     (922)     (922)     (922)     (3,688)     (3,688) Net income available for MAA common shareholders   $ 192,699     $ 121,389     $ 184,719     $ 633,748     $ 530,103

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre TO NET INCOME Included in Other non-operating expense (income) in the Consolidated Statements of Operations. For the three and twelve months ended December 31, 2022, MAA incurred $5.8 million in casualty losses related to winter storm Elliot (primarily building repairs, landscaping and asset write-offs). During the year ended December 31, 2021, MAA incurred $26.0 million in casualty losses related to winter storm Uri. The majority of the storm costs are expected to be or have been reimbursed through insurance coverage. An insurance recovery was recognized in Other non-operating expense (income) in the amount of the recognized losses that MAA expects to recover. Additional costs related to the storms that are not expected to be recovered through insurance coverage, along with other unrelated casualty losses and recoveries, including the receipt of insurance proceeds that exceeded its recorded casualty losses from winter storm Uri, are reflected in Casualty related (recoveries) charges, net. For the three and twelve months ended December 31, 2022, MAA recognized a gain of $1.4 million and $29.0 million, respectively, from the receipt of insurance proceeds that exceeded its casualty losses related to winter storm Uri. These adjustments are primarily included in Other non-operating expense (income). Dollars in thousands   Three Months Ended     Year Ended     December 31, 2022     December 31, 2021     December 31, 2022     December 31, 2021 Net income   $ 198,936     $ 190,916     $ 654,776     $ 550,702 Depreciation and amortization     138,237       135,495       542,998       533,433 Interest expense     38,084       39,108       154,747       156,881 Income tax (benefit) expense     (458)     7,790       (6,208)     13,637 EBITDA     374,799       373,309       1,346,313       1,254,653 Gain on sale of depreciable real estate assets     (82,799)     (85,913)     (214,762)     (220,428 Adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates     338       338       1,357       1,352 EBITDAre     292,338       287,734       1,132,908       1,035,577 Loss on embedded derivative in preferred shares (1)     10,743       16,052       21,107       4,560 Gain on sale of non-depreciable real estate assets     —       (609)     (809)     (811 Loss (gain) on investments (1)     6,068       (33,713)     45,357       (51,714 Casualty related (recoveries) charges, net (2)     (759)     (480)     (29,930)     1,524 Loss on debt extinguishment (1)     —       —       47       13,391 Legal costs and settlements, net (1)     8,000       (1,451)     8,535       (2,167 COVID-19 related costs (1)     73       390       575       1,301 Adjusted EBITDAre   $ 316,463     $ 267,923     $ 1,177,790     $ 1,001,661

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET DEBT TO UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE RECONCILIATION OF GROSS ASSETS TO TOTAL ASSETS RECONCILIATION OF GROSS REAL ESTATE ASSETS TO REAL ESTATE ASSETS, NET Dollars in thousands                 December 31, 2022     December 31, 2021   Unsecured notes payable   $ 4,050,910     $ 4,151,375   Secured notes payable     363,993       365,315   Total debt     4,414,903       4,516,690   Cash and cash equivalents     (38,659)     (54,302) 1031(b) exchange proceeds included in Restricted cash (1)     (9,186)     (64,452) Net Debt   $ 4,367,058     $ 4,397,936   Dollars in thousands                 December 31, 2022     December 31, 2021   Real estate assets, net   $ 10,986,201     $ 10,898,903   Accumulated depreciation     4,302,747       3,848,161   Cash and cash equivalents     38,659       54,302   1031(b) exchange proceeds included in Restricted cash (1)     9,186       64,452   Gross Real Estate Assets   $ 15,336,793     $ 14,865,818   Dollars in thousands                 December 31, 2022     December 31, 2021   Total assets   $ 11,241,165     $ 11,285,182   Accumulated depreciation     4,302,747       3,848,161   Gross Assets   $ 15,543,912     $ 15,133,343   Included in Restricted cash in the Consolidated Balance Sheets. Included in Restricted cash in the Consolidated Balance Sheets.

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO PER SHARE FOR 2023 GUIDANCE     Full Year 2023 Guidance Range       Low     High   Earnings per common share - diluted   $ 5.97     $ 6.37   Real estate depreciation and amortization     4.72       4.72   Gains on sale of depreciable assets     (1.82)     (1.82) FFO per Share - diluted     8.87       9.27   Non-Core FFO items (1)     0.01       0.01   Core FFO per Share - diluted     8.88       9.28   (Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Definitions of Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related (recoveries) charges, net, gain or loss on debt extinguishment, legal costs and settlements, net and COVID-19 related costs. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre does not include various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, net of tax, casualty related (recoveries) charges, net, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs, mark-to-market debt adjustments and other non-core items. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable asset sales and adjustments to reflect MAA’s share of EBITDAre of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre does not include various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures.

Definitions of Non-GAAP Financial Measures Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes all storm-related expenses related to hurricanes. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to hurricanes. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Definitions of Other Key Terms Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a rolling twelve month basis as of the end of the reported quarter. Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio.